Name of Trust: VALIC Co II

Name of Fund: Mid Cap Growth Fund

"Name of Sub-Adviser: Wells Capital Management


QUARTER ENDED: 05/31/2015

Procedures Pursuant to Rule 10f-3





1	Name of Underwriters

     	(See prospectus attached)


2	Name of Issuer  	Mobileeye NV


3	Title of Security  Mobileeye NV


4	Date of First Offering	03/17/2015


5	Amount of Total Offering  $715,052,250


6	Unit Price		     $41.75


7	Underwriting Spread or Commission  2.50%


8	Dollar Amount of Purchases	$327,779.25


9	Percentage of Offering Purchased

	by Portfolio	                     0.05%



10	Percentage of Portfolio Assets
		Applied to Purchase	    0.21%


11	Name(s) of Underwriter(s) or

	Dealer(s) from whom Purchased	Goldman Sachs & Co.

12      was the offering fully subscribed   Yes



Name of Trust: VALIC Co II

Name of Fund: Mid Cap Growth Fund

"Name of Sub-Adviser: Wells Capital Management


QUARTER ENDED: 05/31/2015

Procedures Pursuant to Rule 10f-3





1	Name of Underwriters

     	(See prospectus attached)


2	Name of Issuer  	Black Knight Financial(BKFS)


3	Title of Security  Black Knight Financial(BKFS)


4	Date of First Offering	05/20/2015


5	Amount of Total Offering  $441,000,000


6	Unit Price		     $24.50


7	Underwriting Spread or Commission  5.50%


8	Dollar Amount of Purchases	$158,196.50


9	Percentage of Offering Purchased

	by Portfolio	                     0.04%



10	Percentage of Portfolio Assets
		Applied to Purchase	    0.10%


11	Name(s) of Underwriter(s) or

	Dealer(s) from whom Purchased	Bank of America Merrill Lynch

12      was the offering fully subscribed   Yes



Name of Trust: VALIC Co II

Name of Fund: Mid Cap Growth Fund

"Name of Sub-Adviser: Wells Capital Management


QUARTER ENDED: 05/31/2015

Procedures Pursuant to Rule 10f-3





1	Name of Underwriters

     	(See prospectus attached)


2	Name of Issuer  	Catalent Inc.


3	Title of Security  Catalent Inc.


4	Date of First Offering	03/03/2015


5	Amount of Total Offering  $699,150,000


6	Unit Price		     $29.50


7	Underwriting Spread or Commission  3.75%


8	Dollar Amount of Purchases	$1,026,305.00


9	Percentage of Offering Purchased

	by Portfolio	                     0.147%



10	Percentage of Portfolio Assets
		Applied to Purchase	    0.6458%


11	Name(s) of Underwriter(s) or

	Dealer(s) from whom Purchased	Morgan Stanley

12      was the offering fully subscribed   Yes



Name of Trust: VALIC Co II

Name of Fund: Small Cap Growth Fund

"Name of Sub-Adviser: JP Morgan Investment Management, Inc.


QUARTER ENDED: 05/31/2015

Procedures Pursuant to Rule 10f-3





1	Name of Underwriters	Morgan stanley
                                JP Morgan
                                Citigroup
                                Barclays

     	(See prospectus attached)


2	Name of Issuer  	Godaddy Inc.


3	Title of Security  Equity


4	Date of First Offering	04/01/2015


5	Amount of Total Offering  $460,000,000


6	Unit Price		     $20.00


7	Underwriting Spread or Commission  $1.20


8	Dollar Amount of Purchases	$454,000

9	Number of shares purchased	22,700


10	Percentage of Offering Purchased

	by Portfolio	                     0.10%



11	Percentage of Portfolio Assets
		Applied to Purchase	    0.39%


12	Name(s) of Underwriter(s) or

	Dealer(s) from whom Purchased	Morgan Stanley


13     Was the offering fully subscribed   Yes



Name of Trust: VALIC Co II

Name of Fund: Small Cap Growth Fund

"Name of Sub-Adviser: JP Morgan Investment Management, Inc.


QUARTER ENDED: 05/31/2015

Procedures Pursuant to Rule 10f-3





1	Name of Underwriters	Morgan stanley
                                JP Morgan
                                UBS Investment Bank

     	(See prospectus attached)


2	Name of Issuer  	HubSpot Inc.


3	Title of Security  Equity


4	Date of First Offering	03/17/2015


5	Amount of Total Offering  $152,235,982


6	Unit Price		     $37.00


7	Underwriting Spread or Commission  $1.76


8	Dollar Amount of Purchases	$279,720

9	Number of shares purchased	7,560


10	Percentage of Offering Purchased

	by Portfolio	                     0.18%



11	Percentage of Portfolio Assets
		Applied to Purchase	    0.24%


12	Name(s) of Underwriter(s) or

	Dealer(s) from whom Purchased	Morgan Stanley

13     Was the offering fully subscribed   Yes





Name of Trust: VALIC Co II

Name of Fund: Small Cap Value Fund

"Name of Sub-Adviser: JP Morgan Investment Management, Inc.


QUARTER ENDED: 05/31/2015

Procedures Pursuant to Rule 10f-3





1	Name of Underwriters	Goldman Sachs
                                JP Morgan
                                UBS Investment Bank

     	(See prospectus attached)


2	Name of Issuer  	Virtu Financial Inc.(VIRT) IPO


3	Title of Security  Equity


4	Date of First Offering	04/16/2015


5	Amount of Total Offering  $314,113,168


6	Unit Price		     $19.00


7	Underwriting Spread or Commission  $1.33


8	Dollar Amount of Purchases	$140,600

9	Number of shares purchased	7,400


10	Percentage of Offering Purchased

	by Portfolio	                     0.04%



11	Percentage of Portfolio Assets
		Applied to Purchase	    0.042%


12	Name(s) of Underwriter(s) or

	Dealer(s) from whom Purchased	Goldman Sachs

13     Was the offering fully subscribed   Yes





Name of Trust: VALIC Co II

Name of Fund: Small Cap Value Fund

"Name of Sub-Adviser: JP Morgan Investment Management, Inc.


QUARTER ENDED: 05/31/2015

Procedures Pursuant to Rule 10f-3





1	Name of Underwriters	Goldman Sachs
                                JP Morgan
                                BOfA Merrill Lynch

     	(See prospectus attached)


2	Name of Issuer  	Party City Holdco Inc.(PRTY) IPO


3	Title of Security  Equity


4	Date of First Offering	04/16/2015


5	Amount of Total Offering  $371,875,000


6	Unit Price		     $17.00


7	Underwriting Spread or Commission  $1.06


8	Dollar Amount of Purchases	$108,800

9	Number of shares purchased	6,400


10	Percentage of Offering Purchased

	by Portfolio	                     0.03%



11	Percentage of Portfolio Assets
		Applied to Purchase	    0.033%


12	Name(s) of Underwriter(s) or

	Dealer(s) from whom Purchased	Goldman Sachs

13     Was the offering fully subscribed   Yes




Name of Trust: VALIC Co II

Name of Fund: Small Cap Value Fund

"Name of Sub-Adviser: JP Morgan Investment Management, Inc.


QUARTER ENDED: 08/31/2015

Procedures Pursuant to Rule 10f-3





1	Name of Underwriters	Citigroup
                                JP Morgan
                                Morgan Stanley

     	(See prospectus attached)


2	Name of Issuer  	Blue buffalo Pet products, Inc(BUFF) IPO


3	Title of Security  Equity


4	Date of First Offering	07/22/2015


5	Amount of Total Offering  $676,631,080


6	Unit Price		     $20.00


7	Underwriting Spread or Commission  $1.05


8	Dollar Amount of Purchases	$188,000

9	Number of shares purchased	9,400


10	Percentage of Offering Purchased

	by Portfolio	                     0.03%



11	Percentage of Portfolio Assets
		Applied to Purchase	    0.062%


12	Name(s) of Underwriter(s) or

	Dealer(s) from whom Purchased	Citigroup

13     Was the offering fully subscribed   Yes






Name of Trust: VALIC Co II

Name of Fund: Small Cap Value Fund

"Name of Sub-Adviser: JP Morgan Investment Management, Inc.


QUARTER ENDED: 08/31/2015

Procedures Pursuant to Rule 10f-3





1	Name of Underwriters	Jefferies
                                JP Morgan
                                RBC Capital Markets

     	(See prospectus attached)


2	Name of Issuer  Ollie's Bargain Outlet Holdings, Inc (OLLI) IPO


3	Title of Security  Equity


4	Date of First Offering	07/16/2015


5	Amount of Total Offering  $142,800,000


6	Unit Price		     $16.00


7	Underwriting Spread or Commission  $1.08


8	Dollar Amount of Purchases	$62,400

9	Number of shares purchased	3,900


10	Percentage of Offering Purchased

	by Portfolio	                     0.04%


11	Percentage of Portfolio Assets
		Applied to Purchase	    0.02%


12	Name(s) of Underwriter(s) or

	Dealer(s) from whom Purchased	Jefferies

13     Was the offering fully subscribed   Yes




Name of Trust: VALIC Co II

Name of Fund: Small Cap Value Fund

"Name of Sub-Adviser: JP Morgan Investment Management, Inc.


QUARTER ENDED: 08/31/2015

Procedures Pursuant to Rule 10f-3





1	Name of Underwriters	Jefferies
                                JP Morgan
                                Credit Suisse

     	(See prospectus attached)


2	Name of Issuer  Fogo De Chao (FOGO) IPO


3	Title of Security  Equity


4	Date of First Offering	06/19/2015


5	Amount of Total Offering  $88,235,280


6	Unit Price		     $20.00


7	Underwriting Spread or Commission  $1.40


8	Dollar Amount of Purchases	$46,000

9	Number of shares purchased	2,300


10	Percentage of Offering Purchased

	by Portfolio	                     0.05%


11	Percentage of Portfolio Assets
		Applied to Purchase	    0.014%


12	Name(s) of Underwriter(s) or

	Dealer(s) from whom Purchased	Jefferies

13     Was the offering fully subscribed   Yes





Name of Trust: VALIC Co II

Name of Fund: Small Cap Value Fund

"Name of Sub-Adviser: JP Morgan Investment Management, Inc.


QUARTER ENDED: 08/31/2015

Procedures Pursuant to Rule 10f-3





1	Name of Underwriters	Deutsche Bank Securities
                                JP Morgan
                                Credit Suisse

     	(See prospectus attached)


2	Name of Issuer  Univar Inc. (UNVR) IPO


3	Title of Security  Equity


4	Date of First Offering	06/18/2015


5	Amount of Total Offering  $723,800,000


6	Unit Price		     $20.00


7	Underwriting Spread or Commission  $1.32


8	Dollar Amount of Purchases	$554,400

9	Number of shares purchased	25,200


10	Percentage of Offering Purchased

	by Portfolio	                     0.08%


11	Percentage of Portfolio Assets
		Applied to Purchase	    0.175%


12	Name(s) of Underwriter(s) or

	Dealer(s) from whom Purchased	Deutsche Bank Securities

13     Was the offering fully subscribed   Yes





Name of Trust: VALIC Co II

Name of Fund: Small Cap Growth Fund

"Name of Sub-Adviser: JP Morgan Investment Management, Inc.


QUARTER ENDED: 08/31/2015

Procedures Pursuant to Rule 10f-3





1	Name of Underwriters	Jefferies
                                JP Morgan
                                RBC Capital Markets

     	(See prospectus attached)


2	Name of Issuer  Ollie's Bargain Outlet Holdings, Inc (OLLI) IPO


3	Title of Security  Equity


4	Date of First Offering	07/16/2015


5	Amount of Total Offering  $142,800,000


6	Unit Price		     $16.00


7	Underwriting Spread or Commission  $1.08


8	Dollar Amount of Purchases	$86,400

9	Number of shares purchased	5,400


10	Percentage of Offering Purchased

	by Portfolio	                     0.06%


11	Percentage of Portfolio Assets
		Applied to Purchase	    0.07%


12	Name(s) of Underwriter(s) or

	Dealer(s) from whom Purchased	Jefferies

13     Was the offering fully subscribed   Yes




Name of Trust: VALIC Co II

Name of Fund: Small Cap Growth Fund

"Name of Sub-Adviser: JP Morgan Investment Management, Inc.


QUARTER ENDED: 08/31/2015

Procedures Pursuant to Rule 10f-3





1	Name of Underwriters	Morgan Stanley
                                JP Morgan
                                JMP Securities

     	(See prospectus attached)


2	Name of Issuer  Nevro Corp. (NVRO) Secondary


3	Title of Security  Equity


4	Date of First Offering	06/03/2015


5	Amount of Total Offering  $239,999,880


6	Unit Price		     $51.00


7	Underwriting Spread or Commission  $3.06


8	Dollar Amount of Purchases	$102,000

9	Number of shares purchased	2,000


10	Percentage of Offering Purchased

	by Portfolio	                     0.04%


11	Percentage of Portfolio Assets
		Applied to Purchase	    0.08%


12	Name(s) of Underwriter(s) or

	Dealer(s) from whom Purchased	Morgan Stanley

13     Was the offering fully subscribed   Yes



Name of Trust: VALIC Co II

Name of Fund: Small Cap Growth Fund

"Name of Sub-Adviser: JP Morgan Investment Management, Inc.


QUARTER ENDED: 08/31/2015

Procedures Pursuant to Rule 10f-3





1	Name of Underwriters	Goldman Sachs
                                JP Morgan
                                Wells Fargo Securities

     	(See prospectus attached)


2	Name of Issuer  Evolent Health Inc. (EVH) IPO


3	Title of Security  Equity


4	Date of First Offering	06/05/2015


5	Amount of Total Offering  $195,500,000


6	Unit Price		     $17.00


7	Underwriting Spread or Commission  $1.19


8	Dollar Amount of Purchases	$110,500
9	Number of shares purchased	6,500


10	Percentage of Offering Purchased

	by Portfolio	                     0.06%


11	Percentage of Portfolio Assets
		Applied to Purchase	    0.09%


12	Name(s) of Underwriter(s) or

	Dealer(s) from whom Purchased	Goldman Sachs

13     Was the offering fully subscribed   Yes




Name of Trust: VALIC Co II

Name of Fund: Small Cap Growth Fund

"Name of Sub-Adviser: JP Morgan Investment Management, Inc.


QUARTER ENDED: 08/31/2015

Procedures Pursuant to Rule 10f-3





1	Name of Underwriters	Deustche Bank
                                JP Morgan
                                Wells Fargo Securities

     	(See prospectus attached)


2	Name of Issuer  Teladoc Inc (TDOC) IPO


3	Title of Security  Equity


4	Date of First Offering	06/30/2015


5	Amount of Total Offering  $156,750,000


6	Unit Price		     $19.00


7	Underwriting Spread or Commission  $1.33


8	Dollar Amount of Purchases	$102,600
9	Number of shares purchased	5,400


10	Percentage of Offering Purchased

	by Portfolio	                     0.07%


11	Percentage of Portfolio Assets
		Applied to Purchase	    0.09%


12	Name(s) of Underwriter(s) or

	Dealer(s) from whom Purchased	Deutsche Bank Securities

13     Was the offering fully subscribed   Yes






Name of Trust: VALIC Co II

Name of Fund: Mid Cap Growth Fund

"Name of Sub-Adviser: Wells Capital Management


QUARTER ENDED: 08/31/2015

Procedures Pursuant to Rule 10f-3





1	Name of Underwriters

     	(See prospectus attached)


2	Name of Issuer  Jarden Corp (JAH)


3	Title of Security  Jarden Corp (JAH)


4	Date of First Offering	07/17/2015


5	Amount of Total Offering  $872,000,000


6	Unit Price		     $54.50


7	Underwriting Spread or Commission  $1.498


8	Dollar Amount of Purchases	$995,170


9	Number of shares purchased	18,260


10	Percentage of Offering Purchased

	by Portfolio	                     0.114%


11	Percentage of Portfolio Assets
		Applied to Purchase	    0.5984%


12	Name(s) of Underwriter(s) or

	Dealer(s) from whom Purchased	Barclays

13     Was the offering fully subscribed   Yes



Name of Trust: VALIC Co II

Name of Fund: Mid Cap Growth Fund

"Name of Sub-Adviser: Wells Capital Management


QUARTER ENDED: 08/31/2015

Procedures Pursuant to Rule 10f-3





1	Name of Underwriters    Morgan Stanley
                                BOfA Merrill Lynch
                                Goldman Sachs

     	(See prospectus attached)


2	Name of Issuer  Catalent Inc


3	Title of Security  Catalent Inc


4	Date of First Offering	06/02/2015


5	Amount of Total Offering  $406,000,000


6	Unit Price		     $29.00


7	Underwriting Spread or Commission  3.00%


8	Dollar Amount of Purchases	$1,008,910


9	Number of shares purchased	34,790


10	Percentage of Offering Purchased

	by Portfolio	                     0.249%


11	Percentage of Portfolio Assets
		Applied to Purchase	    0.6179%


12	Name(s) of Underwriter(s) or

	Dealer(s) from whom Purchased	Morgan Stanley

13     Was the offering fully subscribed   Yes